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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2009

                              DELANCO BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

       UNITED STATES                    0-52517                 36-4519533
       -------------                    -------                 ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)

         615 BURLINGTON AVENUE, DELANCO, NEW JERSEY             08075
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          (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (856) 461-0611
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
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         On December 21, 2009, John W. Seiber, Chairman of the Board of Delanco
MHC (the "MHC"), Delanco Bancorp (the "Company") and its wholly-owned subsidiary, Delanco Federal Savings Bank (the "Bank" and together with the MHC and the Company, "Delanco"), notified Delanco that he is retiring as a director of each of the Delanco entities effective December 31, 2009. Mr. Seiber arrived at this decision as part of his plans to retire from business activities. From 1992 until 2004, Mr. Seiber served as President and Chief Executive Officer of the Bank. Mr. Seiber also served as President and Chief Executive Officer of the MHC and the Company from 2002 until 2004.

         Also on December 21, 2009, Delanco's Boards of Directors appointed James E. Igo, Delanco's current President and Chief Executive Officer, as a director of each of the MHC, the Company and the Bank, subject to and effective upon receipt of Office of Thrift Supervison approval.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DELANCO BANCORP, INC.
                                       ---------------------
                                       (Registrant)


Date:  December 22, 2009               By: /s/ James E. Igo
                                           ---------------------------
                                           James E. Igo
                                           President and Chief Executive Officer